                                                                 Exhibit 10 (a)














                              J. C. PENNEY COMPANY, INC.

                               MIRROR SAVINGS PLAN III



                           Adopted effective August 1, 1999

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                              J. C. PENNEY COMPANY, INC.

                               MIRROR SAVINGS PLAN III



                                     INTRODUCTION
                                     ____________


          The J. C. Penney Company, Inc. Mirror Savings Plan ("Plan") III was adopted effective August 1, 1999 as part of a program to redesign the Company's qualified and non-qualified savings plans to optimize the retirement savings opportunities for certain Associates prior to the date they became eligible to participate in the J. C. Penney Company, Inc. Savings, Profit-Sharing and Stock Ownership Plan.

          The Plan is maintained by the Company on an unfunded basis primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees.

                              J. C. PENNEY COMPANY, INC.
                               MIRROR SAVINGS PLAN III

                                  TABLE OF CONTENTS
                                  _________________

     Article                                                                Page
     _______                                                                ____

     ARTICLE ONE     DEFINITIONS............................................  1

     ARTICLE TWO     ELIGIBILITY AND PARTICIPATION..........................  4

          2.01     Eligibility Determined for Each Plan Year................  4
          2.02     Eligible Associate.......................................  4
          2.03     Participation............................................  4
          2.04     Election to Defer........................................  4
          2.05     Deferral Amounts.........................................  5
          2.06     Investment Elections.....................................  5

     ARTICLE THREE     BENEFITS.............................................  7

          3.01     Establishment of Accounts................................  7
          3.02     Personal Accounts........................................  7

     ARTICLE FOUR     TRANSFERS.............................................  8

          4.01     Personal Accounts........................................  8

     ARTICLE FIVE     VESTING...............................................  9

          5.01     Personal Accounts........................................  9

     ARTICLE SIX     TYPE OF PLAN........................................... 10

          6.01     Top Hat Plan............................................. 10
          6.02     No Funding............................................... 10

     ARTICLE SEVEN     DISTRIBUTIONS........................................ 11

          7.01     Normal Form of Payment................................... 11
          7.02     Separation from Service.................................. 11
          7.03     Death.................................................... 11
          7.04     Alternate Form of Payment................................ 11
          7.05     Hardship Distribution.................................... 12
          7.06     Fund-Specific Installments or Hardship Distributions..... 13
          7.07     Form of Payments......................................... 13
          7.08     Change of Control........................................ 13


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          7.09     Reemployed Participants.................................. 15

     ARTICLE EIGHT     AMENDMENT AND TERMINATION............................ 17

          8.01     Plan Amendment........................................... 17
          8.02     Plan Termination......................................... 17
          8.03     Automatic Plan Termination............................... 17

     ARTICLE NINE     MISCELLANEOUS......................................... 18

          9.01     Plan Administration.....................................  18
          9.02     Plan Expenses............................................ 18
          9.03     Effect on Other Benefits................................. 19
          9.04     No Guarantee of Employment............................... 19
          9.05     Disclaimer of Liability.................................. 19
          9.06     Severability............................................. 19
          9.07     Successors............................................... 19
          9.08     Governing Law............................................ 19
          9.09     Construction............................................. 19
          9.10     Taxes.................................................... 20
          9.11     Non-Assignability........................................ 20
          9.12     Claims Procedure......................................... 20

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                                     ARTICLE ONE

                                     DEFINITIONS


          As used herein, the following words and phrases have the following respective meanings unless the context clearly indicates otherwise:

     1.01     Active Participant:  A Participant who defers part of his
              __________________
     Compensation for a Plan Year (or part thereof) pursuant to an Election to Defer that satisfies the requirements of Section 2.04.

     1.02     Associate:  Any person who is classified as an associate and
              _________
     employed by an Employer if the relationship between the Employer and such person constitutes the legal relationship of employer and employee.

     1.03     Beneficiary:  The person or persons designated by the Participant
              ___________
     on a beneficiary form required by the Company for this purpose to receive benefits payable under the Plan because of the Participant's death.

     1.04     Code:  The Internal Revenue Code of 1986, as amended from time to
              ____
     time.

     1.05     Company:  J. C. Penney Company, Inc., a Delaware corporation, or
              _______
     its successor(s).

     1.06     (Reserved)
               _________

     1.07     Compensation:  The total cash remuneration paid to an Associate by
              ____________
     his Employer, that qualifies as wages as the term wages is defined in Code section 3401(a), determined without regard to any reduction for workers' compensation and state disability insurance reimbursements, and all other compensation payments for which his Employer is required to furnish the Associate a written statement under Code sections 6041(d), 6051(a)(3) and 6052, reduced by any extraordinary items of special pay.

          In addition, Compensation includes any contributions made by the Associate's Employer on behalf of the Associate pursuant to a deferral election under any employee benefit plan containing a cash or deferred arrangement under Section 401(k) of the Code, and any amounts that would have been received as cash but for an election to receive benefits under a cafeteria plan meeting the requirements of Section 125 of the Code.

          Compensation also includes eligible cash incentive payments in the year paid to the Associate, and amounts deferred by the Active Participant pursuant to Section 2.05 of the Plan.

          Compensation for a Plan Year shall be determined without regard to the limitations

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     on annual compensation under Section 401(a)(17) of the Code.

          An Associate who is in the service of the armed forces of the United States during any period in which his reemployment rights are guaranteed by law will be considered to have received the same rate of Compensation during his absence that he was receiving immediately prior to his absence, provided he returns to employment with an Employer within the time such rights are guaranteed.

     1.08     Eligible Associate: An Associate who has satisfied the eligibility
              __________________
     requirements of the Plan for a Plan Year in accordance with Section 2.02.

     1.09     Employer: The Company and any subsidiary company or affiliate of
              ________
     the Company that is a Participating Employer as defined in Article I of the Savings Plan.

     1.10     ERISA: The Employee Retirement Security Act of 1974, as amended
              _____
     form time to time.

     1.11     Exchange Act: The Securities Exchange Act of 1934, as amended from
              ____________
     time to time.

     1.12     Human Resources Committee: The Human Resources Committee of the
              _________________________
     Management Committee of the Company.

     1.13     (Reserved)
               _________

     1.14     Mirror Investment Funds: Phantom funds established as book reserve
              _______________________
     entries in the books and records of the Company to which a Participant's deferral amounts under the Plan are credited based on the investment elections of the Participant. The investment returns of such funds shall be assumed to match the returns of the same investment funds available to participants under the Savings Plan which are currently:

          (1)     Interest Income Fund;
          (2)     Conservative Fund;
          (3)     Moderate Fund;
          (4)     Aggressive Fund; and
          (5)     Penney Common Stock Fund.

     1.15     Participant: An Eligible Associate who participates in the Plan in
              ___________
     accordance with Article Two, and who has not yet received a distribution of the entire amount of his vested benefits under the Plan.

     1.16     Personal Account: A phantom account established in accordance with
              ________________
     Article Three to which a Participant's deferral amounts plus earnings are credited.

     1.17     Personnel and Compensation Committee: The Personnel and
              ____________________________________
     Compensation Committee of the Board of Directors of the Company.

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     1.18     Plan: The J. C. Penney Company, Inc. Mirror Savings Plan III,
              ____
     effective August 1, 1999, as amended from time to time.

     1.19     Plan Year:  August 1, 1999 through December 31, 1999, and each
              _________
     calendar year thereafter.

     1.20     Separation from Service: The termination of employment of an
              _______________________
     Eligible Associate or a Participant because of retirement, resignation, discharge, disability or death.

     1.21     Valuation Date: With respect to all Mirror Investment Funds, each
              ______________

     day of a calendar year on which the New York Stock Exchange is open.

          With respect to transactions or distributions initiated by a Participant or Beneficiary, (a) the date of receipt by the Plan Administrator of the request if it is received prior to the close of the New York Stock Exchange, or (b) the next trading day if the request is received after the close of the New York Stock Exchange.

          With respect to distributions not initiated by a Participant, the date the distribution is processed.

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                                     ARTICLE TWO

                            ELIGIBILITY AND PARTICIPATION


     2.01     Eligibility Determined for Each Plan Year
              _________________________________________

          The eligibility of each Associate to participate in the Plan as an Active Participant is determined for each Plan Year in accordance with
     Section 2.02 below. Eligibility for, or participation in, the Plan for a Plan Year does not give an Associate the right to defer part of his Compensation under the Plan for any other Plan Year.

     2.02     Eligible Associate
              __________________

          An Associate shall be eligible to participate in the Plan as an Active Participant for a Plan Year if the Associate has been designated as an Eligible Associate by the Vice President and Director of Human Resources in his sole discretion (or his successor by title or position) and has received a written offer to participate in the Plan.

          An Associate shall not be designated as an Eligible Associate unless he is employed with the Company at a position responsibility level of 15 or above, or with an Employer at a comparable position responsibility level as determined by the Vice President and Director of Human Resources in his sole discretion (or his successor by title or position).

     2.03     Participation
              _____________

          An Eligible Associate for a Plan Year shall participate in the Plan for that Plan Year as an Active Participant by making a timely Election to Defer in accordance with Section 2.04 below. An Eligible Associate who fails to satisfy the requirements of Section 2.04 below shall not be allowed to make an Election to Defer and shall not be an Active Participant for that Plan Year.

          A Participant who is not an Active Participant for a Plan Year shall continue to participate in the Plan in all respects except that such Participant shall not have the right to defer part of his Compensation under the Plan for that Plan Year.

     2.04     Election to Defer
              _________________

          An Eligible Associate for a Plan Year may elect to defer a percentage (as described in Section 2.05 below) of his Compensation for such Plan Year.

          The Election to Defer for a Plan Year must be made in a manner approved by the Plan Administrator and must be received by the Plan Administrator

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     (a)  For the Plan Year ending on December 31, 1999, before September 1,
          1999 and shall be effective on September 1, 1999, or

     (b) For a Plan Year beginning after December 31, 1999, before the last day of the month in which occurs the Eligible Associate's date of hire and shall be effective on the first day of the next month, or

     (c) For any Plan Year not described in (a) or (b) above, by December 31 of the preceding Plan Year and shall be effective on January 1 following such preceding Plan Year.

          An Eligible Associate may change his Election to Defer by filing a new Election to Defer with the Plan Administrator by the applicable deadline.

          An Active Participant cannot change his Election to Defer during a Plan Year for that Plan Year. An Active Participant may terminate his Election to Defer during a Plan Year for that Plan Year but shall not be permitted to make another Election to Defer for that Plan Year. Such termination shall be effective as of the next available payroll period following receipt of the termination by the Plan Administrator.

          An Election to Defer also shall terminate if:

     (1) the Eligible Associate is eligible to participate in the J. C. Penney Company, Inc. Mirror Savings Plan II, or

     (2) the Eligible Associate or Participant has a Separation from Service with an Employer, or

     (3)  the Plan is terminated, or

     (4) upon a Change of Control that occurs before the date that payment of Compensation would have been made if not deferred.

     2.05     Deferral Amounts
              ________________

          An Active Participant for a Plan Year may defer (a) up to 14% of his Compensation in that Plan Year up to the Earnings Dollar Limit (as defined below), and (b) up to 75% of his Compensation in that Plan Year that exceeds the Earnings Dollar Limit provided, however, that for the Plan Year ending on December 31, 1999 an Active Participant may defer all or part of his supplemental cash payments and signing bonus. All deferral amounts shall be in whole percentages and made by payroll deduction. Compensation in a Plan Year that is paid prior to the effective date of the Active Participant's Election to Defer cannot be deferred for that Plan Year.

          The Earnings Dollar Limit of an Active Participant for a Plan Year shall be shall be

     $160,000, as adjusted for cost-of-living increases in accordance with
     Section 401(a)(17) of the Code.

     2.06     Investment Elections
              ____________________

          A Participant shall complete an election, in the manner determined by the Plan Administrator, requesting that all of his future deferral amounts (in whole percentages) be applied to the purchase for him, as of the earliest practicable Valuation Date after such amounts are deferred, of units in his Personal Accounts within any one or more of the Mirror Investment Funds in each case at a price equal to the value of such units as of such Valuation Date.

          Such election initially must be made prior to the commencement of his participation in the Plan and may be changed at any time during the Plan Year. Each such election or change in election shall be effective as soon as administratively feasible following receipt by the Plan Administrator or its delegate of the Participant's election.

          In the event that no timely investment election by the Participant is on file with the Plan Administrator, such Participant shall be deemed to have elected that all deferral amounts shall be applied to the purchase for him of units in the Personal Account within the Mirror Investment Fund that is the Interest Income Fund.

                                    ARTICLE THREE

                                       BENEFITS


     3.01     Establishment of Accounts
              _________________________

          A Personal Account within each Mirror Investment Fund shall be established for each Participant in the Plan as if assets were invested in a trust. All amounts credited to the Personal Accounts of a Participant shall at all times be held in the Company's general funds as part of the Company's general assets, unless a trust is established pursuant to Section 7.08.

          The value, including gains and losses, of such accounts and funds shall be determined by the Plan Administrator in the same manner that the
     value is determined under the Savings Plan.    As of each Valuation Date,
     the net asset value of a unit shall equal the net asset value of a unit as determined under the Savings Plan.

          No funds shall be allocated by the Company to any Personal Account or Mirror Investment Fund under the Plan.

     3.02     Personal Accounts
              _________________

          All amounts deferred by an Active Participant pursuant to Article Two shall be credited to his Personal Accounts within his Mirror Investment Funds specified in his investment election.

                                     ARTICLE FOUR

                                      TRANSFERS


     4.01     Personal Accounts
              _________________

          A Participant may elect, once in each calendar month of the Plan Year, to transfer an amount (in whole percentages) equal to the value of all or part of his units in his Personal Accounts within any one or more of the Mirror Investment Funds to another one or more of his Personal Accounts within the Mirror Investment Funds. The value of such units shall be determined as of the Valuation Date. A transfer is effective only if made in the manner determined by the Plan Administrator.

                                     ARTICLE FIVE

                                       VESTING


     5.01     Personal Accounts
              _________________

          A Participant shall be 100% vested in the value of his Personal Accounts within his Mirror Investment Funds at all times without regard to whether he is a Participant in the Plan for any future Plan Year.

                                     ARTICLE SIX

                                     TYPE OF PLAN


     6.01     Top Hat Plan
              ____________

          The Plan is intended to be a "pension plan" as defined in ERISA and is maintained by the Company on an unfunded basis primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees. As such, the Plan is intended to be construed so as not to provide income to any Participant or Beneficiary for purposes of the Internal Revenue Code prior to actual receipt of benefit payments under the Plan.

          In the event that it should subsequently be determined by statute or by regulation or ruling that the Plan is not "a plan which is unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of sections 201(2), 301(a)(3), 401(a)(1), and 4021(b)(6) of
     ERISA and section 2520.104-24 of Chapter 29 of the Code of Federal Regulations, participation in the Plan shall be restricted by the Plan Administrator to the extent necessary to assure that it will be such a plan within the meaning of such sections.

          Notwithstanding any other provision of the Plan, if the benefits of a Participant become taxable prior to distribution from the Plan, such amounts shall be distributed as soon as practicable to the affected Participant.

     6.02     No Funding
              __________

          Plan benefits shall be payable solely from the general assets of the Company. The Company shall not be required to, but may at its discretion, segregate or physically set aside any funds or assets attributable to Plan benefits. The Company shall retain title to and beneficial ownership of all assets of the Company, including any assets which may be used to pay Plan benefits. The cost of the Plan shall be expensed and a book reserve shall be maintained on the Company's financial statements.

          No Participant or Beneficiary shall be deemed to have, pursuant to the Plan, any legal or equitable interest in any specific assets of the Company. To the extent that any Participant or Beneficiary acquires any right to receive Plan benefits, such right shall arise merely as a result of a contractual obligation and shall be no greater than, nor have any preference or priority over, the rights of any general unsecured creditor of the Company.

                                    ARTICLE SEVEN

                                    DISTRIBUTIONS


     7.01     Normal Form of Payment
              ______________________

          The normal form of payment of benefits under the Plan shall be 5 substantially equal installments payable in accordance with Section 7.02 below.

     7.02     Separation from Service
              _______________________

          A Participant who has a Separation from Service for a reason other than death shall be entitled to receive the vested benefits in his Personal Accounts in 5 substantially equal annual installments.

          The first annual installment shall be paid in January following the year in which occurs his Separation from Service. Each annual installment thereafter shall be paid in January of each year. Payment dates shall be determined by the Plan Administrator.

     7.03     Death
              _____

          The Beneficiary of a Participant who (1) has a Separation from Service because of death, or (2) dies while receiving Plan benefits shall be entitled to receive the remaining annual installments to which the Participant was entitled as of the date of death. The first annual installment payable to the Beneficiary shall be paid in January following the Participant's date of death, or, if later, after satisfactory proof of death is received by the Plan Administrator. Each annual installment thereafter shall be paid in January of each year. Payment dates shall be determined by the Plan Administrator.

          A single-sum distribution shall be paid to the estate of the Participant if as of the date of death (1) no valid beneficiary designation by the Participant is on file with the Plan Administrator, or (2) the Beneficiary has predeceased the Participant.

          A single-sum distribution shall be paid to the estate of the Beneficiary if the Beneficiary dies before receiving all benefits to which he was entitled under the Plan.

     7.04     Alternate Form of Payment
              _________________________

          A Participant entitled to receive benefits under Section 7.02 above may make an irrevocable election to receive (1) not more than 15 substantially equal annual installments, or (2) a single-sum distribution. The election must be made prior to the Participant's Separation from Service in a manner authorized by the Plan Administrator. If no election has been made by the Participant, benefits shall be paid in the normal form of payment in accordance with Section 7.02 above.

          The first annual installment or single-sum distribution shall be paid in January following the year in which occurs his Separation from Service; provided, however, that the first annual installment or single-sum distribution shall not be paid until the January following the expiration of at least one calendar year after the year in which the Participant's election is made. Each annual installment thereafter shall be paid in January of each year.

          A Participant also may make an irrevocable election to defer payment of the first installment or single-sum distribution to January of a later year provided the election is made prior to the Participant's Separation from Service in a manner authorized by the Plan Administrator. If no election has been made by the Participant, benefits shall commence in accordance with Section 7.02 or Section 7.04 above, whichever is applicable.

          A Participant who elects both to change the normal form of payment and to defer payment must make the elections at the same time.

     7.05     Hardship Distribution
              _____________________

          A Participant or Beneficiary entitled to vested benefits under the Plan may request a single-sum distribution to satisfy a severe financial hardship resulting from an unforseen event or emergency (as defined below) beyond his control. The distribution shall be limited to the amount necessary to satisfy the severe financial hardship (including any applicable federal, state or local taxes attributable to such distribution), and shall not exceed the current value of vested benefits payable to or on behalf of the Participant or Beneficiary.

          An unforeseen event or emergency may include, but is not limited to, a sudden and unexpected illness or accident of the Participant or Beneficiary or his dependent, loss of his property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as the result of events beyond his control, but shall not include the purchase of his home or the college expenses of his child.

          The determination of the existence of a severe financial hardship and the approval of a hardship distribution shall be made by the Vice President and Director of Human Resources (or his successor by title or position) or his delegate except as provided below. Approval shall be given only if, taking into account all of the facts and circumstances, continued deferral of benefits or adherence to the Plan's payment schedule would result in a severe financial hardship to the Participant or Beneficiary. Approval shall not be granted if such hardship is or may be relieved through insurance, by liquidation of his assets (to the extent such liquidation would not itself cause severe financial hardship), or by terminating his Election to Defer.

          With respect to a Participant who is a member of the Management Committee of the Company or a Participant who is subject to Section 16(b) of the Exchange Act, the determination of the existence of a severe financial hardship and the approval of the hardship distribution shall be made by the Personnel and Compensation Committee.

          In the case of a Participant or Beneficiary who receives a partial hardship distribution while receiving benefit payments, the regular payment schedule of the Participant or Beneficiary shall continue following such distribution.

     7.06     Fund-Specific Installments or Hardship Distributions
              ____________________________________________________

          The payment to a Participant or Beneficiary of installments or a hardship distribution shall reduce the value of his accounts in his Mirror Investment Fund(s) as designated by the Participant or Beneficiary. In the event the Participant or Beneficiary fails to designate the Mirror Investment Funds from which payment is to be made, the value of his Mirror Investment Funds shall be reduced on a pro-rata basis.

     7.07     Form of Payments
              ________________

          Payment of all benefits from the Plan shall be made only by check. No payments of Company stock shall be permitted.

     7.08      Change of Control
               _________________

          At the time of commencement of participation in the Plan, a Participant may make an irrevocable election to have his Plan benefits paid in a single-sum immediately upon a Change of Control (as hereafter defined). If the Participant makes such an election as described above, his vested Plan benefits shall be paid in a single-sum upon a Change of Control.

          If the Participant does not make such an election, then, upon a Change of Control, assets of the Company in an amount sufficient to pay benefits then due under the Plan shall immediately be transferred to a grantor trust to be established by the Company for the purpose of paying benefits hereunder, and the Personal Account and Company Account shall thereafter be paid to the Participant from such trust in accordance with the terms of the Plan; provided that at the time of such Change of Control, the Participant may make an irrevocable election to have his Plan benefits paid in a single-sum immediately, in which event the Participant's benefits shall be reduced by 10% as a penalty for early withdrawal, and the Participant shall receive a single-sum payment of only 90% of his benefits otherwise payable under the Plan. On each anniversary date of the date of a Change of Control, the Company shall transfer to the grantor trust an amount necessary to pay all benefits accrued under the Plan during the preceding twelve months.

          For purposes of this Section 7.08, a Change of Control shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

          (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such

     Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

          (b) during any period of two consecutive calendar years, the following individuals cease for any reason to constitute a majority of the number of directors then serving as directors of the Company: individuals, who on July 14, 1999 constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with the settlement of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on July 14, 1999 or whose appointment, election or nomination for election was previously so approved or recommended; or

          (c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any Parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 50% of the combined voting power of the securities of the Company, such surviving entity or any Parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected solely to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

          (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company, or there is consummated a sale or disposition by the Company or any of its subsidiaries of any assets which individually or as part of a series of related transactions constitute all or substantially all of the Company's consolidated assets, other than any such sale or disposition to an entity at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company immediately prior to such sale or disposition; or

          (e) the execution of a binding agreement that if consummated would result in a Change of Control of a type specified in subparagraphs (a) or
     (c) above (an "Acquisition Agreement") or of a binding agreement for the sale or disposition of assets that, if consummated, would result in a Change of Control of a type specified in subparagraph (d) above (an "Asset Sale Agreement") or the adoption by the Board of Directors of the

                                         14
     Company of a plan of complete liquidation or dissolution of the Company that, if consummated, would result in a Change of Control of a type specified in subparagraph (d) above (a "Plan of Liquidation"), provided, however, that a Change of Control of the type specified in this subparagraph (e) shall not be deemed to exist or have occurred as a result of the execution of such Acquisition Agreement or Asset Sale Agreement, or the adoption of such a Plan of Liquidation, from and after the Abandonment Date. As used in this subparagraph (e), the term "Abandonment Date" shall mean the date on which (i) an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation is terminated (pursuant to its terms or otherwise) without having been consummated, (ii) the parties to an Acquisition Agreement or Asset Sale Agreement abandon the transactions contemplated thereby, (iii) the Company abandons a Plan of Liquidation, or
     (iv) a court or regulatory body having competent jurisdiction enjoins or issues a cease and desist or stop order with respect to or otherwise prevents the consummation of, or a regulatory body notifies the Company that it will not approve an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation or the transactions contemplated thereby and such injunction, order or notice has become final and not subject to appeal; or

          (f) the Board adopts a resolution to the effect that, for purposes of this Plan, a Change of Control has occurred.

          Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity (i) which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions, (ii) which is intended to reflect or track the value or performance of a particular division, business segment or subsidiary of the Company, or (iii) which is an affiliated company, subsidiary, or spin-off entity owned by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company on the date of such spin-off.

          As used in connection with the foregoing definition of Change of Control, "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act; "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time; "Parent" shall mean any entity that becomes the Beneficial Owner of at least 50% of the voting power of the outstanding voting securities of the Company or of an entity that survives any merger or consolidation of the Company or any direct or indirect subsidiary of the Company; and "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries,
     (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation or entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their

                                         15
     ownership of stock of the Company.

     7.09     Reemployed Participants
              _______________________

          If the Participant is reemployed, his scheduled payments under Section
     7.02 or Section 7.04 shall cease and his election, if any, under Section
     7.04 shall be void.  The Participant may make a new election under Section
     7.04 prior to his subsequent Separation from Service that shall apply to any unpaid benefits and to any additional benefits payable to or on behalf of the Participant because of a subsequent Separation from Service.

          If no new election is made by the Participant, benefits shall be paid in the normal form of payment in accordance with Section 7.02 above.

                                    ARTICLE EIGHT

                              AMENDMENT AND TERMINATION


     8.01     Plan Amendment
              ______________

          The Personnel and Compensation Committee may amend the Plan at any time and from time to time, without prior notice to any Participant or Beneficiary; provided, however, that the Human Resources Committee also may make amendments that relate primarily to the administration of the Plan, are applied in a uniform and consistent manner to all Participants, and are reported to the Personnel and Compensation Committee.

     8.02     Plan Termination
              ________________

          The Board of Directors of the Company may terminate or discontinue the Plan at any time. If the Plan is terminated, it shall be on such terms and conditions as the Board of Directors of the Company shall deem appropriate.

     8.03     Automatic Plan Termination
              __________________________

          This Plan is expressly conditioned on the continued deferral of income tax on amounts deferred by a Participant under the Plan until such amounts are actually distributed to the Participant. If, as a result of an adverse determination by the Internal Revenue Service or a change in the tax laws or applicable income tax regulations, amounts deferred by Participants under the Plan become subject to income tax prior to the actual distribution of such amounts, the Plan and each Election to Defer hereunder shall automatically terminate as of the effective date of such change in the law without any formal action by the Board of Directors to terminate the Plan.

                                     ARTICLE NINE

                                    MISCELLANEOUS


     9.01     Plan Administration
              ___________________

          The Plan shall be administered under the direction of the Personnel and Compensation Committee. Except as otherwise provided below, the Benefits Administration Committee shall be considered the Plan Administrator for purposes of ERISA.

          The Personnel and Compensation Committee may delegate all or some of the responsibility for the administration of the Plan to the Human Resources Committee or the Benefits Administration Committee in which case such Committee shall assume such delegated power and authority in administering the Plan to that extent; provided, however, that in no event shall the Human Resources Committee or the Benefits Administration Committee have any power or authority with respect to matters involving a Participant who is a member of the Management Committee of the Company or a Participant who is subject to Section 16(b) of the Exchange Act.

          The Plan Administrator has the authority and discretion to construe and interpret the Plan. As part of this authority, the Plan Administrator has the discretion to resolve inconsistencies or ambiguities in the language of the Plan, to supply omissions from or correct deficiencies in the language of the Plan, and to adopt rules for the administration of the Plan which are not inconsistent with the terms of the Plan. The Plan Administrator also has the authority and discretion to resolve all questions of fact relating to any claim for benefits as to any matter for which the Plan Administrator has responsibility. All determinations of the Plan Administrator are final and binding on all parties.

          Each person considered to be a fiduciary with respect to the Plan shall have only those powers and responsibilities as are specifically given that person under this Plan. It is intended that each such person shall be responsible for the proper exercise of his or her own powers and responsibilities, and shall not be responsible for any act or failure to act of any other person considered to be a fiduciary or any act or failure to act of any person considered to be a non-fiduciary.

     9.02     Plan Expenses
              _____________

          All Plan administration expenses incurred by the Company or the Plan Administrator shall be paid by the Company.

     9.03     Effect on Other Benefits
              ________________________

          Participation in the Plan shall not reduce any welfare benefits or retirement benefits offered by the Company, except that the amounts deferred under the Plan and any Plan

                                         18
     benefits shall not be considered "Compensation" for purposes of the Savings Plan.

     9.04     No Guarantee of Employment
              __________________________

          Neither participation in the Plan nor any action taken under the Plan shall confer upon a Participant any right to continue in the employ of an Employer or affect the right of such Employer to terminate the Participant's employment at any time.

     9.05     Disclaimer of Liability
              _______________________

          The Employer shall be solely responsible for the payment of Plan benefits hereunder. The members of the Personnel and Compensation Committee and the Human Resources Committee, and the officers, directors, employees, or agents of the Company or any other Employer, shall not be liable for such benefits. Unless otherwise required by law, no such person shall be liable for any action or failure to act, except where such act or omission constitutes gross negligence or willful or intentional misconduct.

     9.06     Severability
              ____________

          If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall apply only to that provision, and shall not affect or render invalid or unenforceable any other provision of the Plan. In such event, the Plan shall be administered and construed as if such invalid or unenforceable provision were not contained herein. If the application of any Plan provision to any Participant or Beneficiary shall be held invalid or unenforceable, the application of such provision to any other Participant or Beneficiary shall not in any manner be affected thereby.

     9.07     Successors
              __________

          The Plan and any Election to Defer shall be binding on (i) the Company and its successors and assigns, (ii) any Employer and its successors and assigns, (iii) each Participant, (iv) each Beneficiary, and (v) the heirs, distributees, and legal representatives of each Participant and Beneficiary.

     9.08     Governing Law
              _____________

          Except to the extent that the Plan may be subject to the provisions of ERISA, the Plan shall be construed and enforced according to the laws of the State of Texas without giving effect to the conflict of laws principles thereof. In the event limitations imposed by ERISA on legal actions do not apply, the laws of the State of Texas shall apply, and a cause of action under the Plan must be brought no later than four years after the date the action accrues.

     9.09     Construction
              ____________

          As used herein, the masculine shall include the feminine, the singular shall include the plural, and vice versa, unless the context clearly indicates otherwise. Titles and headings herein are for convenience only and shall not be considered in construing the

     Plan. The words "hereof," "hereunder", and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or Section.

     9.10     Taxes
              _____

          Any taxes imposed on Plan benefits shall be the sole responsibility of the Participant or Beneficiary. The Company shall deduct from Plan benefits any federal taxes, state taxes, local taxes, or other taxes required to be withheld. The Company shall, unless the Plan Administrator elects otherwise, withhold such taxes at the applicable flat rate percentage. The Company shall also deduct from any payment of Compensation, including any cash incentive payments, on the date such payment would have been made if not deferred under this Plan Social Security and Medicare taxes or other taxes required to be withheld on such date.

     9.11     Non-Assignability
              _________________

          Unless otherwise required by law, and prior to distribution to a Participant or Beneficiary, Plan benefits shall not be subject to assignment, transfer, sale, pledge, encumbrance, alienation, or charge by such Participant or Beneficiary, and any attempt to do so shall be void. Plan benefits shall not be liable for or subject to garnishment, attachment, execution, or levy, or liable for or subject to the debts, contracts, or liabilities of the Participant or Beneficiary; provided, however, that the Company may offset from the payment of any Plan benefits to a Participant or Beneficiary amounts owed by the Participant to an Employer.

     9.12     Claims Procedure
              ________________

          If a Participant or Beneficiary ("claimant") does not receive the benefits which the claimant believes he is entitled to receive under the Plan, the claimant may file a claim for benefits with the Director of Personnel (or his successor by title or position). All claims must be made in writing and must be signed by the claimant. If the claimant does not furnish sufficient information to determine the validity of the claim, the Director of Personnel will indicate to the claimant any additional information which is required.

          Each claim will be approved or disapproved by the Director of Personnel within 90 days following receipt of the information necessary to process the claim. In the event the Director of Personnel denies a claim for benefits in whole or in part, the Director of Personnel will notify the claimant in writing of the denial of the claim. Such notice by the Director of Personnel will also set forth, in a manner calculated to be understood by the claimant, the specific reasons for such denial, the specific Plan provisions on which the denial is based, a description of any additional material or information necessary to perfect the claim with an explanation of why such material or information necessary, and an explanation of the Plan's claim review procedure as set forth below. If no action is taken by the Director of Personnel on or a claim within 90 days, the claim will be deemed to be denied for purposes of the review procedure below.

          A claimant may appeal a denial of his or her claim by requesting a review of the decision by the Plan Administrator. An appeal must be submitted in writing within six months after the denial and must (i) request a review of the claim for benefits under the Plan, (ii) set forth all the grounds upon which the claimant's request for review is based and any facts in support thereof, and (iii) set forth any issues or comments which the claimant deems pertinent to the appeal.

          The Plan Administrator will make a full and fair review of each appeal and any written materials submitted in connection with the appeal. The Plan Administrator will act upon each appeal within 60 days after receipt thereof, unless special circumstances require an extension of the time for processing, in which case a decision will be rendered as soon as possible but not later than 120 days after the appeal is received. The claimant will be given the opportunity to review pertinent documents or materials upon submission of a written request to the Plan Administrator, provided the Plan Administrator finds the requested documents or materials pertinent to the appeal. On the basis of its review, the Plan Administrator will make an independent determination of the claimant's eligibility for benefits under the Plan.

          The decision of the Plan Administrator on any claim for benefits will be final and conclusive upon all parties thereto. In the event the Plan Administrator denies an appeal in whole or in part, the Plan Administrator will give written notice of the decision to the claimant, which notice will set forth, in a manner calculated to be understood by the claimant, the specific reasons for such denial and specific reference to the pertinent Plan provisions on which the decision was based.